Comerica Incorporated

Barclays Global
Financial Services Conference
September 9, 2014

Ralph W. Babb, Jr.
Chairman and Chief Executive Officer

Karen Parkhill
Vice Chairman and Chief Financial Officer

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; volatility and disruptions in global capital and credit markets; changes in Comerica's credit rating; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; operational difficulties, failure of technology infrastructure or information security incidents; the implementation of Comerica's strategies and business initiatives; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2013. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview

Comerica Strengths

Founded 165 years ago	LONG HISTORY
Products & services of a large bank with the culture of a community bank	NIMBLE SIZE $65B in Assets
Strong presence in Texas, California, & Michigan	ATTRACTIVE FOOTPRINT
Complemented by Retail Bank and Wealth Management	PRIMARILY A BUSINESS BANK
Trusted Advisor approach	RELATIONSHIP BANKING STRATEGY
Strong capital position, Weathered credit cycle relatively well	CONSERVATIVE

Loans by Business Line

(2Q14 Average)


Business Bank
$36.5B
78%
Retail Bank
$5.4B
12%
Wealth Management
$4.8B
10%

Deposits by Business Line

(2Q14 Average)


Business Bank
$27.4B
51%
Retail Bank
$21.7B
41%
Wealth Management
$3.8B
7%
Finance & Other
$0.5B
1%

At 6/30/14

Comerica Bank

3

Diverse Footprint Drives Growth


Michigan
Texas
California
Florida
Arizona
2004
71%
14%
13%
2%
375 Banking Centers
2014
44%
28%
22%
4%
2%
481 Banking Centers

Average Loans by Geography


2Q04
California 29%
Texas 11%
Other Markets 16%
Michigan 44%
2Q14
California 33%
Texas 24%
Other Markets 14%
Michigan 29%

Deposits by Geography


2Q04
Other Markets 7%
Texas 10%
Finance & Other 3%
California 39%
Michigan 41%
2Q14
Other Markets 11%
Finance & Other 1%
Texas 20%
California 29%
Michigan 39%

At 6/30/14

Comerica Bank

4

Texas
Largest U.S. Commercial Bank Headquartered in Texas

- Established presence: 1988
- Acquired 21 banks in Texas from 1988 to 1995 and completed the acquisition of Sterling in July 2011
- Moved headquarters to Dallas: 2007
- Texas added nearly 400,000 payroll jobs[1,2]



Average Loans
($ in billions)
7.7
9.6
10.0
10.7
+38%
2011
2012
2013
2014 YTD



Unemployment²
U.S. Average
7.3%
6.4%
6.2%
5.1%
July 2013
July 2014



Job Growth²
U.S. Average
2.9%
3.5%
1.7%
1.9%
July 2013
July 2014



Average Deposits
($ in billions)
7.8
10.0
10.2
10.8
+38%
2011
2012
2013
2014 YTD

At 6/30/14 • [1]For the 12 months ended 7/31/14 • [2]Source: Moody's Analytics

Comerica Bank

5

California
Considerable Opportunities in Growth Industries

- Established presence: 1991
- Acquired 5 banks in California from 1991 to 1996
- Northern CA economy is driven by high-tech sector – Silicon Valley 150 Stock Index increased by 21%[1]
- Increased payroll employment by nearly 325,000 jobs[1,2]



Average Loans
($ in billions)
11.8
12.7
14.0
15.1
+28%
2011
2012
2013
2014 YTD



Unemployment²
U.S. Average
9.0%
7.3%
7.4%
6.2%
July 2013
July 2014



Job Growth²
U.S. Average
3.1%
1.7%
2.1%
1.9%
July 2013
July 2014



Average Deposits
($ in billions)
12.7
14.6
14.7
15.1
+19%
2011
2012
2013
2014 YTD

At 6/30/14 • [1]For the 12 months ended 7/31/14 • [2]Source: Moody's Analytics

Comerica Bank

6

Michigan
Maintaining Leadership Position

- Established presence: 1849
- #2 deposit market share in Michigan[1]
- State economy benefitting from strong auto sales – 17.5MM annual rate[3]
- June & July has seen an increase in payroll jobs after being stable in the first half of 2014[2]


Average Loans
($ in billions)
13.9
13.6
13.5
13.5
-3%
2011
2012
2013
2014 YTD


Unemployment²
U.S. Average
9.0%
7.7%
7.3%
6.2%
July 2013
July 2014


Job Growth²
U.S. Average
1.7%
1.9%
1.5%
1.4%
July 2013
July 2014


Average Deposits
($ in billions)
18.5
19.6
20.3
20.7
+12%
2011
2012
2013
2014 YTD

At 6/30/14 • [1]Source: FDIC June 2013 • [2]Source: Moody's Analytics • [3]Source: Automotive News. As of August 2014.

Comerica Bank

7

Third Quarter Update


Average Loans
($ in billions)
44.1
44.1
45.1
46.7
47.1
3Q13
4Q13
1Q14
2Q14
3Q14 thru 8/31


2Q14 Average Loan Growth¹
(2Q14 vs. 1Q14)
Peer Average: 1.7%
3.7%
3.7%
2.4%
2.1%
1.8%
1.7%
1.7%
1.6%
1.4%
1.1%
1.1%
0.4%
HBAN
CMA
BOKF
FHN
BBT
STI
RF
KEY
SNV
FITB
ZION
MTB

July and August Trends

- Outlook for moderate average loan growth year over year remains unchanged[2]
- H.8 data shows commercial loan growth has slowed, compared to 1H14[3]
- National Dealer seasonally lower
- Mortgage Banker seasonally higher
- General Middle Market modestly lower
- Commitments increased over $500MM and utilization[4] declined to 47.8% from 6/30/14
- Pressure on yield persists from low rate environment
- Maintaining credit underwriting and pricing discipline
- Average deposits increase over $1B

3Q14 average balance through 8/31/14, compared to 2Q14. These results are preliminary and subject to change. • [1]Source: SNL Financial • [2]Outlook as of 9/5/14 • [3]Source: Federal Reserve H.8 as of 8/20/14 for large domestically chartered commercial banks. • [4]Utilization of commercial commitments as a percentage of total commercial commitments at period-end (8/31/14)

Comerica Bank

8

Advisory Services
Growing Fiduciary Income

Assets Under Mgmt. & Admin.[1]
($ in billions)



117
126
145
143
+22%
2011
2012
2013
6/30/14

Comerica Professional Trust Alliance

- Since 1995
- Agreement with broker/dealers to provide trust services to their clients
- 13 alliance partners
- Unique fee generating business
- Dedicated team with 14 offices in the US

Total Advisory Services Fee Income
($ in millions)



Last 12 Months[2]
218
232
238
240
+9%
2011
2012
2013
2014

Trust Alliance Fee Income
($ in millions)



Last 12 Months[2]
30.3
35.7
44.8
47.3
+48%
2011
2012
2013
2014

[1]Balances at end of period • [2]Last 12 months, ended 6/30/14

Comerica Bank

9

Controlling What We Can Control
Striving to Reach Long-Term Goals

Efficiency Ratio



71.2%
67.9%
67.3%
65.8%
63.4%
20 Year History:
Avg. 59% / Low 47%
Long-Term Goal[1]:
Below 60%
2011
2012
2013
1Q14
2Q14

Return on Average Assets (ROA)



0.69%
0.83%
0.85%
0.86%
0.93%
20 Year History:
Avg. 1.16% / High 1.78%
Long-Term Goal[1]:
Above 1.30%
2011
2012
2013
1Q14
2Q14

Sustainability Focus = Cost Savings



18.9%
REDUCTION
in our real estate greenhouse gas emissions from 2008 to 2013.
59%
DIVERSION
of our solid waste from landfilling in 2013.
7.4%
REDUCTION
in our total paper consumption in 2013 (vs. 2012).

[1]Goal as of 9/5/14

Comerica Bank

10

11 Interest Rate SensitivityWell Positioned for Rising Rates At 6/30/14 ● 1Source: SNL Financial 28% 28% 28% 29% 31% 33% 33% 37% 37% 38% 4 3% 46% FHN SNV BBT HBA N STI RF FITB KEY MTB BOK F ZIO N CMA Noninterest-Bearing as a Percent of Total Deposits1(2Q14 average balances) Fixed Rate~15% Libor-Based Prime-Based Loan Portfolio: Primarily Floating Rate  Predominately floating rate loans, < 5% have floors  Fixed rate securities only ≈15% of earning assets  Relatively large non-maturity deposit base  Anomalously low interest rate environment Why is Comerica Asset Sensitive? Faster Loan Re-pricing/Maturity Date1 Floating Rate~85% 0% 20% 40% 60% 80% 100% CMA FHN KE Y MTB FITB R F STI HBA N BOK F ZIO N SNV BBT Less Than 3 Months Greater Than 3 Months 0.1 Interest Rates 200 bps gradual, non-parallel rise Loan Balances Modest increase Deposit Balances Modest decrease Deposit Pricing Historical price movements with short-term rates Securities Portfolio Held at current levels Loan Spreads Held at current levels MBS Prepayments Third-party projections and historical experience Hedging (swaps) No additions modeled 12 Interest Rate SensitivityAssumptions and Alternatives At 6/30/14 ● 1Analysis based on non-parallel gradual 200 basis point increase in interest rates over 12 months. For methodology see the Company’s Form 10Q, as filed with the SEC. Estimates are based on simulation modeling analysis. Standard Model Assumptions ~180 ~200 ~210 216 ~230 ~260 DepositDecline DepositPricing DepositDecline 2Q14 RateShock LoanGrowth Sensitivity AnalysisEstimated Increase in Net Interest Income Over 12 monthsAdditional Scenarios are Relative to 2Q14 Standard Model($ in millions) Incr eme ntal $1B dec reas e in non inte rest -bea ring dep osit s1 Incr eme ntal $3B dec reas e in non inte rest -bea ring dep osit s1 Incr eme ntal inc reas e of app rox. 3% 1 Imm edia te 1 00 b ps r ate rise Incr eme ntal 20% rela tive incr eas e in bet a1 Stan dard Mo del1

13 Deposit Performance Through the Cycle 1Source: SNL Financial ● 2Source: SNL Financial. 2Q14 interest incurred on deposits as a percentage of average deposits. 23% 18% 18% 16% 14% 13% 13% 12% 11% 9% 8% -1% BOK F BBT HBA N MTB KEY FITB CMA ZIO N STI SNV RF FHN 100% 100% 98% 95% 95% 93% 92% 88% 87% 83% 82% 67% STI FHN SNV HBA N FITB MTB BB T CMA ZIO N KEY RF BOK F Loan to Deposit Ratio1(2Q14 period-end) Industry Deposit Considerations  Balances may grow with economy or decline as the Fed reduces liquidity in the system  Potential mix shift as customers seek higher returns  Pricing may be driven by competitive environment or continued discipline Noninterest-bearing Deposit Growth1(CAGR 2Q14 vs. 2Q09) Lowest Cost of Deposits2(In basis points) 26 25 20 19 18 18 18 17 11 11 9 8 SNV BOK F FITB BB T KEY ST I HBA N FHN RF ZIO N MTB CMA Peer Average: 13% 2014 Capital Plan Target3:  Up to $236MM share repurchases over four quarters (2Q14 through 1Q15)• $59MM or 1.2MM shares repurchased in 2Q14  Increased quarterly dividend 5% to $0.20 per share in 2Q14 Capital Actions:  Issued $350MM senior debt at 2.125% in May  Called $150MM sub-debt at par in July  Issued $250MM sub-debt at 3.8% in July Capital Ratios2:  Tangible common equity ratio: 10.39%  Basel III Tier 1 common ratio: 10.3% 14 Active Capital Management 1Shares repurchased under share repurchase program ● 2See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures ● 3Outlook as of 7/15/14 185.2 183.7 182.3 181.7 181.0 $33.77 $34.37 $35.64 $36.50 $37.12 2Q13 3Q13 4Q13 1Q14 2Q14 Tangible Book Value Per Share Common Shares Outstanding (in MM) 19% 21% 23% 25% 24% 28% 58% 53% 52% 39% 47% 79% 76% 77% 63% 2011 2012 2013 1Q14 2Q14 Dividends Share RepurchasesShareholder Payout Ratio1 2

15 Well Positioned for the Future As of 6/30/14 ● 1Analysis based on non-parallel gradual increase in interest rates over 12 months; For methodology see the Company’s Form 10Q for the quarter ended 6/30/14, as filed with the SEC ● 2See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures. Estimated ratios based on the standardized approach in the final rule and excluding most elements of accumulated other comprehensive income (AOCI) GROWING LOANS & FEE INCOME CONTROLLING EXPENSES MAINTAINING ASSET QUALITY MANAGING CAPITAL POSITIONED FOR RISING RATES • Positioned in faster growing markets and industries• Focus on cross-sell to drive fee income • Continued tight expense control • Strong Capital base; Estimated Basel III Tier 1 common capital: 10.3%2• Continue share buyback; Increased dividend in 2Q14 • Strong credit culture leads to solid credit metrics• Weathered cycle well relative to peers • 200 bps increase in rates expected to result in >10% increase in net interest income1 Appendix

17 Net Interest Income GrowsLoan Growth More than Offsets Yield Decline 12Q14 compared to 1Q14 Net Interest Income and Rate NIM1: $410MM 1Q14 2.77% +12 $1.7B in loan growth -- +4 1 additional day in 2Q14 -- -3 Loan portfolio dynamics -0.02 -2 Interest on nonaccrual loans -0.01 -2 Loan accretion -0.01 -2 Lower securities yields:-$2MM decline in retrospectiveadjustment to premium amortization -0.01 -1 Excess liquidity decrease +0.06 $416MM 2Q14 2.78% 407 404 407 398 406 7 8 23 12 10 414 412 430 410 416 2.83 2.79 2.86 2.77 2.78 2Q13 3Q13 4Q13 1Q14 2Q14 Accretion NIM Net Interest Income($ in millions) 18 Deposits Remain Strong At 6/30/14 ● 1Interest cost on interest-bearing deposits ● 2Source: SNL Financial ● 3Source: SNL Financial. Excludes MTB as amounts were not available. 51.4 51.9 52.8 52.8 53.4 53.8 54.2 0.19 0.18 0.17 0.15 0.15 2Q13 3Q13 4Q13 1Q14 2Q14 1Q14 2Q14 Deposit Rates Average Balances Period-end Strong Deposit Base($ in billions)1 56 67 67 71 73 77 9 0 94 99 10 9 113 RF HBA N KEY BBT FITB SNV ST I FHN ZIO N BOK F CMA Higher Deposits per Banking Center3($ in millions) Total Deposit Growth2(2Q14 vs. 2Q13) 6.1% 5.0% 5.0% 4.5% 3.8% 2.9% 2.6% 1.1% 0.9% 0.4% -0.3% -0.4 % MTB FITB BOK F HBA N CMA ST I KEY ZIO N SNV RF BBT FHN

Loans by Business and Market

By Line of Business	2Q14	1Q14	2Q13
Middle Market			
General	$13.7	$13.5	$13.5
Energy	3.2	3.0	3.0
National Dealer Services	5.7	5.3	5.1
Entertainment	0.6	0.5	0.6
Tech. & Life Sciences	2.5	2.3	1.9
Environmental Services	0.9	0.9	0.8
Total Middle Market	$26.6	$25.5	$24.9
Corporate Banking			
US Banking	2.8	2.7	2.7
International	1.7	1.8	1.7
Mortgage Banker Finance	1.3	0.9	1.8
Commercial Real Estate	4.1	4.0	3.8
BUSINESS BANK	**$36.5**	**$34.9**	**$34.9**
Small Business	3.6	3.6	3.6
Retail Banking	1.8	1.8	1.7
RETAIL BANK	**$5.4**	**$5.4**	**$5.3**
Private Banking	4.8	4.8	4.7
WEALTH MANAGEMENT	**$4.8**	**$4.8**	**$4.7**
TOTAL	**$46.7**	**$45.1**	**$44.9**

By Market	2Q14	1Q14	2Q13
Michigan	$13.5	$13.5	$13.6
California	15.4	14.8	13.9
Texas	11.0	10.4	10.2
Other Markets	6.8	6.4	7.2
TOTAL	**$46.7**	**$45.1**	**$44.9**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

19

Deposits by Business and Market

By Line of Business	2Q14	1Q14	2Q13
Middle Market			
General	$14.6	$14.1	$13.8
Energy	0.5	0.5	0.5
National Dealer Services	0.2	0.2	0.2
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.6	5.7	5.0
Environmental Services	0.1	0.1	0.2
Total Middle Market	$21.1	$20.7	$19.8
Corporate Banking			
US Banking	2.6	2.5	2.6
International	1.7	1.7	1.6
Mortgage Banker Finance	0.5	0.6	0.7
Commercial Real Estate	1.5	1.5	1.3
BUSINESS BANK	**$27.4**	**$27.0**	**$26.0**
Small Business	2.7	2.6	2.7
Retail Banking	19.0	18.8	18.5
RETAIL BANK	**$21.7**	**$21.4**	**$21.2**
Private Banking	3.8	3.8	3.7
WEALTH MANAGEMENT	**$3.8**	**$3.8**	**$3.7**
Finance/ Other	0.5	0.6	0.5
TOTAL	**$53.4**	**$52.8**	**$51.4**

By Market	2Q14	1Q14	2Q13
Michigan	$20.7	$20.6	$20.1
California	15.4	14.8	14.7
Texas	10.7	10.9	10.2
Other Markets	6.1	5.9	5.9
Finance/ Other	0.5	0.6	0.5
TOTAL	**$53.4**	**$52.8**	**$51.4**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions

Comerica Bank

20

21 Mortgage Banker Finance Average Deposits($ in millions) Average Loans($ in millions) 40+ years’ experience with reputation for consistent, reliable approach  Provide short-term warehouse financing: bridge from origination of residential mortgage until sale into end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships 360 481 52 3 551 6 37 513 372 399 4 41 454 49 7 62 5 645 665 643 566 565 516 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 425 707 943 1 ,101 566 61 4 923 1,53 5 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,31 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 22 Energy At 6/30/14  30+ years’ experience through the cycles  Focus on middle market companies  Excellent credit quality  Deep relationships with significant ancillary noncredit products Average Loans($ in millions) 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 152 233 430 444 50 1 493 492 865 686 567 533 512 411 48 8 529 60 8 493 528 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 Average Deposits($ in millions) Natural Gas Oil Mixed Midstream11% Service16% Exploration & Production 73% Diverse Customer Base(Based on period-end loan outstandings)

23 Technology and Life Sciences At 6/30/14  20+ year history  Products and services tailored to meet the needs of emerging companies throughout their lifecycle  Strong relationships with top-tier investors  National business headquartered in Palo Alto, CA, operating from 13 offices in the U.S. and Toronto  Top notch relationship managers with extensive industry expertise Average Loans($ in billions) 1.1 1.1 1.1 1.2 1.2 1.2 1 .3 1.5 1. 6 1.7 1. 8 1.9 2.0 1.9 2.0 2 .1 2.3 2 .5 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3.3 3.4 3.3 3.5 3. 7 4.1 4.2 4.4 4 .7 5.1 5.2 5.2 5.0 5.0 5.1 5.2 5 .7 5.6 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 Average Deposits($ in billions) 24 Commercial Real Estate Line of Business At 6/30/14 ● 1Includes CRE line of business loans not secured by real estate 5.7 5.4 5.1 4.8 4.4 4.0 4.4 4.6 4.4 4.3 3.9 3.7 3.7 3.8 3.8 3.8 4 .0 4.1 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 Commercial MortgagesReal Estate ConstructionCommercial & Other Average Loans($ in billions) 4.8 4.9 5.2 5.4 5.6 2Q13 3Q13 4Q13 1Q14 2Q14 Commitments($ in billions; Based on Period-end commitments)  160+ years experience with focus on well-established developers, primarily in our footprint  Provide construction and mini-perm mortgage financing  Real Estate Construction average loans up for the past 7 quarters +16% 1

Shared National Credit Relationships

- Approximately 870 borrowers
- Strategy: Pursue full relationships with ancillary business
- Comerica is agent for approx. 16%
- Adhere to same credit underwriting standards as rest of loan book
- Credit quality mirrors total portfolio

Period-end Loans of $10.2B

Compared to $10.1B at 1Q14



Mortgage Banker $0.2B 2%
Commercial Real Estate $0.5B 6%
Corporate $2.7B 25%
General $2.4B 24%
National Dealer $0.4B 4%
Tech. & Life Sciences $0.3B 3%
Energy $3.0B 29%
Entertainment $0.3B 3%
Environmental Services $0.4B 4%
= Total Middle Market (67%)

At 6/30/14 • Shared National Credit (SNC): Facilities greater than $20 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level.

Comerica Bank

25

Continued Strong Credit Quality

One of the Lowest NCO Ratios Among Peers

2Q14 Net Charge-Off Ratio vs. Peers[1]

(In basis points)



-6
6
8
18
21
22
25
34
35
40
44
69
BOKF
ZION
CMA
MTB
KEY
FHN
HBAN
STI
RF
BBT
FITB
SNV

Net Loan Charge-offs

($ in millions)



NCO Ratio (In basis points)
17
19
13
12
9
15
18
12
10
8
2Q13
3Q13
4Q13
1Q14
2Q14

Criticized Loans[2]

($ in millions)



NPAs as a Percentage of Total Loans + ORE
2,695
2,461
2,260
2,139
2,188
1.10
1.08
0.84
0.76
0.75
2Q13
3Q13
4Q13
1Q14
2Q14

Allowance for Loan Losses

($ in millions)



NPL Coverage
1.3
1.3
1.6
1.8
1.7
613
604
598
594
591
2Q13
3Q13
4Q13
1Q14
2Q14

[1]Source: SNL Financial • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, Doubtful and Loss loan classifications

Comerica Bank

26

Securities Portfolio Stable



Securities Portfolio
($ in billions)
MBS
Other
MBS Yield
9.8
9.4
9.4
9.3
9.4
9.5
9.5
9.4
9.0
9.0
8.9
9.0
9.1
9.1
2.22
2.41
2.46
2.42
2.35
2Q13
3Q13
4Q13
1Q14
2Q14
1Q14
2Q14
Average Balances
Period-end

MBS Portfolio:

- Duration of 4.0 years[1]
  - Duration extends to 4.7 years under a 200 bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $12MM
- Net unamortized premium of $61MM
- Interest on securities declined $2MM, reflecting a $2MM reduction in the retrospective adjustment to premium amortization (from $3MM in 1Q14)
- Investing prepayments into Level 1 High Quality Liquid Assets (HQLA), such as GNMA securities
  - GNMA approx. 15% of MBS portfolio

At 6/30/14 • [1]Estimated as of 6/30/14

27

Factors Expected to Drive Long-Term Efficiency Ratio Goal



Efficiency Ratio: 67%
2013
Expense Growth of 0 - 2%
• Continued focus on operating leverage
Fee Income Growth of 2 - 4%
• Increase cross-sell penetration
• Collaboration between businesses
Loan Growth of 3 - 5%
Focused growth:
• Target markets
• Allocation of resources to faster growing businesses
• Relationship driven
Fed Funds
≈1%
≈2%
Normal (≈3.5%)
• Normalized rates not necessary to reach long-term goal
Efficiency Ratio: <60%
Long-Term Goal[1]

Goal as of 9/5/14

28

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	S&P	Moody's	Fitch
Peer Banks	BB&T	A-	A2	A+
	BOK Financial	A-	A2	A
	Comerica	A-	A3	A
	M&T Bank	A-	A3	A-
	KeyCorp	BBB+	Baa1	A-
	Fifth Third	BBB+	Baa1	A
	SunTrust	BBB	Baa1	BBB+
	Huntington	BBB	Baa1	A-
	Regions Financial	BBB-	Ba1	BBB-
	Zions Bancorporation	BBB-	Ba1	BBB-
	First Horizon National Corp	BB+	Baa3	BBB-
	Synovus Financial Corp	BB-	B1	BB
Large Banks	Wells Fargo & Company	A+	A2	AA-
	U.S. Bancorp	A+	A1	AA-
	JP Morgan	A	A3	A+
	PNC Financial Services Group	A-	A3	A+
	Bank of America	A-	Baa2	A

As of 9/2/14 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

29

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Tier 1 and Tier 1 common capital[1]	7,027	6,962	6,895	6,862	6,800
Risk-weighted assets[1]	66,991	65,788	64,825	64,027	65,220
Tier 1 and Tier 1 common capital ratio	***10.50%***	***10.58%***	***10.64%***	***10.72%***	***10.43%***
Common shareholders' equity	$7,369	$7,283	$7,150	$6,966	$6,908
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	15	16	17	18	20
Tangible common equity	$6,719	$6,632	$6,498	$6,313	$6,253
Total assets	$65,325	$65,681	$65,224	$64,667	$62,944
Less: Goodwill	635	635	635	635	635
Less: Other intangible assets	15	16	17	18	20
Tangible assets	$64,675	$65,030	$64,572	$64,014	$62,289
Common equity ratio	*11.28%*	*11.09%*	*10.97%*	*10.78%*	*10.98%*
Tangible common equity ratio	***10.39***	***10.20***	***10.07***	***9.87***	***10.04***
Common shareholders' equity	$7,369	$7,283	$7,150	$6,966	$6,908
Tangible common equity	$6,719	$6,632	$6,498	$6,313	$6,253
Shares of common stock outstanding (in millions)	181	182	182	184	185
Common shareholders' equity per share of common stock	*$40.72*	*$40.09*	*$39.22*	*$37.93*	*$37.31*
Tangible common equity per share of common stock	***37.12***	***36.50***	***35.64***	***34.37***	***33.77***

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removed the effect of intangible assets from common shareholders equity per share of common stock.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1] Tier 1 Capital and risk-weighted assets as defined and calculated in accordance with regulation.

Comerica Bank

30

Supplemental Financial Data

Tier 1 Common Equity under Basel III ($ in millions)

Basel III Tier 1 Common Capital Ratio	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13
Tier 1 common capital	$7,027	$6,962	$6,895	$6,862	$6,800
Basel III adjustments[2]	(1)	(2)	(6)	(4)	--
Basel III Tier 1 common capital[2]	$7,026	$6,960	$6,889	$6,858	$6,800
Risk-weighted assets[1]	$66,991	$65.788	$64,825	$64,027	$65,220
Basel III adjustments[2]	1,594	1,590	1,754	1,726	2,091
Basel III risk-weighted assets[2]	$68,505	$67,378	$66,579	$65,753	$67,311
Tier 1 common capital ratio	10.5%	10.6%	10.6%	10.7%	10.4%
Basel III Tier 1 common capital ratio[2]	10.3%	10.3%	10.3%	10.4%	10.1%

The Tier 1 common capital ratio removes preferred stock and qualifying trust preferred securities from Tier 1 capital as defined by and calculated in conformity with bank regulations. The Basel III Tier 1 common capital ratio further adjusts Tier 1 common capital and risk-weighted assets to account for the final rule approved by U.S. banking regulators in July 2013 for the U.S. adoption of the Basel III regulatory capital framework. The final Basel III capital rules are effective January 1, 2015 for banking organizations subject to the standardized approach.

The Corporation believes these measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry.

[1]Tier 1 Capital and risk-weighted assets as defined in accordance with regulation.

[2]Estimated ratios based on the standardized approach in the final rule, as fully phased-in, and excluding most elements of accumulated other comprehensive income (AOCI).

Comerica Bank

31

Comerica Bank